[PHOTO]


THE CHILE FUND, INC.
-----------------------
SEMI-ANNUAL REPORT
JUNE 30, 1997

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          6

Schedule of Investments.......................................................................          7

Statement of Assets and Liabilities...........................................................         10

Statement of Operations.......................................................................         11

Statement of Changes in Net Assets............................................................         12

Financial Highlights..........................................................................         13

Notes to Financial Statements.................................................................         14

Results of Annual Meeting of Shareholders.....................................................         17

Description of Dividend Reinvestment and Cash Purchase Plan...................................         18

PICTURED ON THE COVER IS AN OVERVIEW OF THE CITY OF SANTIAGO LOCATED IN CHILE.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                 August 15, 1997

DEAR SHAREHOLDER:

I am pleased to report on the activities of The Chile Fund, Inc. (the "Fund") for the six months ended June 30, 1997.

At June 30, 1997, the Fund's net assets were $418.3 million. The Fund's net asset value ("NAV") was $29.75 per share as compared to $22.59 at December 31, 1996.

PERFORMANCE

For the period January 1, 1997 through June 30, 1997, the Fund's total return, based on NAV was 31.7%. By comparison, the total return of the IGPA Index (the "Index"), a broad index of Chilean equities, was 18.3%.

According to the Lipper International Closed-End Funds Service (the "Service"), the Fund's performance was the best generated during the six- and twelve-month periods ended June 30, 1997 among the five Chile-specific funds that the Service follows. In addition, the Fund has outperformed the IGPA benchmark since inception on September 27, 1989. From that date through June 30, 1997, the Fund returned 602.6% based on NAV and assuming the reinvestment of dividends and distributions, versus 534.6% for IGPA.

INVESTMENT PERSPECTIVE

Chilean equities have experienced a substantial turnaround after being one of the world's worst-performing markets in 1996. As of June 30, 1997, the Chilean market had outperformed many emerging markets as well as all developed markets for the year to date.

Several factors are principally responsible for the turnaround:

- The central bank has begun to loosen the tight monetary policy that it has maintained since 1995. Short-term interest rates already have been cut three times this year for a total reduction of 75 basis points, and I would not be surprised to see another cut within the next few months.

- Inflation is declining, driven by falling rates and a relative slowing in economic growth. Analysts predict that year-end inflation should be lower than the government's target rate of 5.5%, down from 6.6% in December 1996.

- The country's worst drought in 30 years ended in May. Any shortage of water tends to be acutely felt in Chile, where most of the electric utilities use water as their primary fuel source. Since the electricity sector accounts for a substantial weighting in Chilean stock indices, moreover, the effect of utilities' reduced profitability on overall equity prices was disproportionately negative. Business conditions have begun to recover which, obviously, is good for earnings prospects.

- Increasing interest in Latin America and global diversification among foreign investors are directing liquidity flows into Chilean stocks.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY

The portfolio continues to be structured to meet two primary objectives. These are to achieve a very low tracking error versus the benchmark and provide above-average total returns, mainly through a combination of careful sector and stock selection. I fully support this strategy and have held to it since becoming Chief Investment Officer of the Fund earlier in the year. My only revision has been to place a slightly greater emphasis on reducing the number of stocks in the portfolio. I also have maintained the Fund's strong relationship with Celfin Servicios Financieros Limitada ("Celfin"), its local Chilean sub-advisor. Shareholders should recognize that much of the Fund's success is due to Celfin's expertise, diligence and sound counsel.

To better illustrate our investment approach and highlight individual stocks in the portfolio, I'd like to take this opportunity to discuss two of the Fund's larger holdings.

CHILGENER S.A.

Chilgener S.A. ("Chilgener") is Chile's second-largest electricity generator in terms of generating capacity. Chilgener became an independent entity in 1988, when it was fully privatized as the generator for the nation's capitol and largest city, Santiago. Its equity ownership is distributed among Chilean pension funds (49% of total shares), small investors (25%), freely traded American Depositary Receipts (12%), the Chilean forest products giant Compania de Petreoleos de Chile S.A. (10%) and foreign investment funds (4%).

Chilgener has significant investment appeal both within Chile and more broadly in Latin America. In its domestic market, its market share (18%) is exceeded only by that of Empresa Nacional de Electricidad S.A. (44% and, by far, the biggest Chilean generator). Chilgener takes on additional strategic importance, however, due to its highly advantageous mix of generation sources. About 75% of its capacity is thermal (i.e., heat-derived) and the remainder hydro (i.e., water-derived); since all other generators are mostly hydro-based, Chilgener is the lowest-cost producer and uniquely able to benefit from either high or low rainfall conditions. This last factor enabled the company to thrive during the recent severe drought.

Chilgener is expanding its reach elsewhere in Latin America via an aggressive foreign investment program. It currently has complete or partial ownership of numerous electricity operations in Argentina, Colombia, Peru and Brazil, and figures to regionally expand even further in the next few years.

Here is a brief summary of why our view of Chilgener's prospects is quite favorable:

VIBRANT DOMESTIC MARKET - Fueled by strong economic and industrial activity, demand for electricity in Chile currently is vigorous and projected to grow at annualized rates several percentage points above that of the aggregate economy over the next few years.

CAPACITY EXPANSION - An active effort to add domestic generating capacity will raise Chilgener's market share, improve its competitive position in Chile's northern region and reinforce its status as the low-cost producer. Growth in revenues and profits should follow.

LEADING PRESENCE IN NORTHERN CHILE - Chilgener's principal market is Chile's central region, which contains over 90% of the country's population. It also has become the most dynamic player in the mountainous northern region, due to

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS
its early recognition that the surge in mining activity there would require increasingly heavy electricity consumption. Since there is little access to hydro capacity in the north, furthermore, most demand there must be filled by thermal power, Chilgener's strength.

STRONG MANAGEMENT - Top management is competition-hardened and consistently forward-looking. In addition, it has singular insight into the Chilean electricity business, having played a major role in the development of the domestic competitive framework.

COMPETITIVE EXPERIENCE - Chilgener has successfully operated in Latin America's most competitive/deregulated electricity markets (I.E., Chile, Argentina, Peru, Bolivia) for years. This should considerably enhance its ability to succeed in markets that only now are being opened to private-sector participation (I.E., Brazil, Mexico, Venezuela, Colombia).

BROADER INFRASTRUCTURE DIVERSIFICATION - Chilgener is actively investing in businesses that, while electricity-related, are not subject to electricity price risk (E.G., ports/shipping, natural gas distribution, coal mining and distribution). These will enable the company both to more effectively manage its costs and reduce its reliance on generation, and should account for a rising share of revenues going forward. For investors, then, Chilgener represents much more of a broad infrastructure play than simply a pure utility.

COMPANIA CERVECERIAS UNIDAS S.A.

Established in 1902, Santiago-based Compania Cervecerias Unidas S.A. ("CCU") is one of Latin America's premier beverage companies. It is Chile's largest producer, bottler and distributor of beer (representing about 55% of estimated 1997 sales), with a domestic market share of 91% as of March 1997. It also produces mineral water and soft drinks (36%), in which it is the number one and number two player in Chile, respectively, and owns the number three Chilean winery (8%).

As the dominant company in the Chilean beer business, CCU benefits from significant competitive advantages. These include its unmatched stable of popular brands in all price segments; strategic location of brewing operations; highly efficient distribution network; and usage of proprietary glass bottles in a market where consumption of beer in disposable containers is relatively low.

Ironically, CCU's market position also is aided by the facts that the Chilean beer market is fairly small and one of the slowest-growing in Latin America, both of which serve to discourage competition from aspiring number two contenders. In light of the maturation of domestic beer sales, CCU has sought growth by aggressively expanding in the last few years.

- 1994: acquired part-ownership of a brewery in Croatia and formed a joint venture (abbreviated as ECUSA) that combined its soft drink operations in Chile with those of BAESA, the Pepsi distributor in Chile and Argentina. CCU owns a 55% share of ECUSA, and some observers speculate that it will raise its stake to 70%.

- 1995: entered the Chilean wine business and acquired two breweries in Argentina. The entry into wine made CCU the only company with a presence in every part of the domestic beverage sector, while the Argentina acquisition instantly gave it number two status in that market.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- 1996: by arrangement with Anheuser-Busch, began exclusive production of Budweiser beer in Argentina and distribution of Budweiser in Chile. CCU's corporate structure also was reconfigured into seven strategic business units.

- 1997:  began to  produce Guiness  ale in Chile  after importing  it since late
  1995.

The CCU story going forward is that of a consumer-products company taking a variety of sensible measures to boost its sales and profitability. These measures include:

COST REDUCTION - In a slow-growth business like beer, attention to costs is a particularly important contributor to profitability. CCU is implementing substantial cost-cutting measures in sales and distribution that will allow it to become more efficient and, hence, profitable.

LEVERAGING OF DISTRIBUTION - A key aspect of CCU's entry into the wine business was its ability to widen the winery's existing distribution. By increasing the quantity and quality of wines and distributing them more widely, CCU increases the winery's growth potential and raises the efficiency of its own distribution system.

MARKETING UPGRADE - Until a few years ago, CCU devoted relatively little resources to marketing (E.G., 6% of sales). As part of its drive to raise competitiveness, it now is taking a far more proactive approach. This includes spending much more (9-14% of sales), segmenting its brands and utilizing targeted marketing to enlarge its customer base.

PRODUCT AND GEOGRAPHIC DIVERSIFICATION - In Chile, wine and beer are considered price-sensitive substitutes for each other. CCU's wine acquisition, then, provides it with a hedge against rising beer prices or falling beer sales. Expansion into Argentina and Croatia acts similarly on a geographic level.

STRATEGIC ALLIANCES - Both the ECUSA venture and the Budweiser connection should considerably help CCU well into the future. Its association with Anheuser-Busch, the world's largest brewer, gives CCU access to expertise in brewing technology and marketing, wider distribution and additional capital for investment.

Based on its activist approach, market leadership and sensitivity to the improving Chilean and Argentinean economies, I view CCU as a core long-term holding, both for growth and defensive purposes.

OUTLOOK

Our outlook for Chilean equities is positive. The impact of this year's interest-rate cuts should be more fully felt going into 1998. Corporate earnings, in addition, will benefit from relatively easy comparisons due to drought-depressed 1997 results. Hence, while the market might pause after its strong run so far, it is likely that investors will begin to discount by year-end an improving earnings environment in 1998.

A key point for investors is that the Chilean private pension funds (known by their Spanish acronym, "AFPs") that are the largest domestic institutional investors remain notably underinvested in equities. AFPs have been net sellers of stocks in 1997 as of May (the last month for which data are available), mainly to capture profits in the large-capitalization electric utilities that account for nearly half their total equity holdings. Nonetheless, the equity portion of total assets under management rose to 28.3% from about 26% in December 1996 as a result of strong price appreciation.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

It is clear that even a modest increase in AFPs' current equity allocation would be enough to spark a rally of some magnitude. I see two catalysts for such a scenario. First is a broader recognition of the brighter outlook for corporate earnings growth in 1998. This would serve to reduce valuations to levels more conducive to new buying. Second is a continued decline in interest rates, which would help to reverse the risk/reward balance that has long favored fixed income over stocks. As I mentioned earlier in the report, further rate cuts would not be a surprise.

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

            [SIGNATURE]

Richard W. Watt
President and Chief Investment Officer *

I wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 18 and 19 of this report.

--------------------------------------------------------------------------------

* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. He also is Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   6/30/97   12/31/96
Banking                               1.26%      1.98%
Electric Distribution                14.32%     16.38%
Electric Generation                  21.25%     22.00%
Engineering & Construction            2.54%      3.20%
Fertilizer                            2.74%      3.06%
Financial Services                    1.55%      3.07%
Food & Beverages                     11.84%     12.42%
Forestry                             10.26%     10.85%
Mining                                2.76%      2.80%
Pharmaceuticals                       2.25%      0.83%
Retail                                2.76%      1.05%
Telecommunications                   15.32%     15.95%
Other                                11.67%     10.76%
AS A PERCENT OF NET ASSETS

 TOP 10 HOLDINGS, BY ISSUER

                                                                                          Percent of Net
           Holding                                                      Sector                Assets
--------------------------------------------------------------------------------------------------------
       1.  Compania de Telecomunicaciones de Chile S.A.           Telecommunications            14.4
--------------------------------------------------------------------------------------------------------
       2.  Empresa Nacional de Electricidad S.A.                 Electric Generation             9.0
--------------------------------------------------------------------------------------------------------
       3.  Chilectra S.A.                                       Electric Distribution            8.4
--------------------------------------------------------------------------------------------------------
       4.  Enersis S.A.                                          Electric Generation             7.1
--------------------------------------------------------------------------------------------------------
       5.  Compania de Petreoleos de Chile S.A.                        Forestry                  6.1
--------------------------------------------------------------------------------------------------------
       6.  Chilgener S.A.                                        Electric Generation             4.4
--------------------------------------------------------------------------------------------------------
       7.  Compania Manufacturera de Papeles y Cartones S.A.           Forestry                  3.1
--------------------------------------------------------------------------------------------------------
       8.  Empresas Emel S.A.                                   Electric Distribution            3.0
--------------------------------------------------------------------------------------------------------
       9.  Sociedad Quimica y Minera de Chile S.A.                    Fertilizer                 2.7
--------------------------------------------------------------------------------------------------------
      10.  Embotelladora Andina S.A.                               Food & Beverages              2.7
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-98.64%
 AGRICULTURE-0.06%
Inversiones Siemel S.A., Class A+.......      1,194,418  $    243,847
Inversiones Siemel S.A., Class C+.......        116,754        23,836
                                                         ------------
                                                              267,683
                                                         ------------
 BANKING-1.26%
Banco de Credito e Inversiones..........        487,628     3,631,883
Banco Santander Chile...................     25,706,975     1,654,730
                                                         ------------
                                                            5,286,613
                                                         ------------
 BASIC METALS-0.51%
Ceramicas Cordillera S.A................        316,132     2,126,023
                                                         ------------
 CONSUMER DURABLES-1.23%
Companias Cic S.A.+.....................        974,398       128,672
Empresas Almacenes Paris................      4,729,630     4,998,288
                                                         ------------
                                                            5,126,960
                                                         ------------
 CONSUMER GOODS-1.43%
Compania Tecno Industrial S.A...........    203,162,821     5,982,409
                                                         ------------
 ELECTRIC DISTRIBUTION-14.32%
Chilectra S.A...........................      4,024,331    29,190,536
Chilectra S.A. ADS++....................        201,000     5,977,740
Compania General de Electricidad S.A....      1,502,814     6,208,335
Empresa Electrica de Antofagasta S.A....        380,447       210,166
Empresa Electrica de Arica S.A..........      6,241,491     1,678,989
Empresa Electrica de Iquique S.A........      5,913,829     1,917,538
Empresas Emel S.A.(a)...................        536,777    12,460,549
Sociedad Austral de Electricidad S.A....         84,081     2,261,816
                                                         ------------
                                                           59,905,669
                                                         ------------
 ELECTRIC GENERATION-21.25%
Chilgener S.A...........................     43,696,715    17,631,916
Chilgener S.A., Rights (expiring
 07/22/97)+.............................     14,416,319       588,633

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 ELECTRIC GENERATION (CONTINUED)
Chilquinta Energia S.A..................        108,303  $  1,612,774
Empresa Electrica Pilmaiquen S.A........      1,758,084     1,562,366
Empresa Nacional de Electricidad S.A....     50,467,708    37,576,533
Enersis S.A.............................     43,357,962    29,887,679
                                                         ------------
                                                           88,859,901
                                                         ------------
 ENGINEERING & CONSTRUCTION-2.54%
Besalco S.A.............................        647,580     3,857,328
Cemento Polpaico S.A....................         51,502     1,793,633
Empresas Pizarreno S.A..................        250,750       529,987
Inversiones Industriales San Jose
 S.A....................................         26,609         5,432
Maderas y Sinteticos Sociedad Anonima...      8,191,738     4,446,578
                                                         ------------
                                                           10,632,958
                                                         ------------
 FERTILIZER-2.74%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................      1,446,507     7,817,079
Sociedad Quimica y Minera de Chile S.A.,
 Class B................................        570,322     3,657,403
                                                         ------------
                                                           11,474,482
                                                         ------------
 FINANCIAL SERVICES-1.55%
Administradora de Fondos de Pensiones
 Provida S.A. ADS.......................         68,600     1,500,625
Antarchile S.A., Class A................        175,805       717,830
Antarchile S.A., Class C................        302,021     1,233,183
Elecmetal S.A...........................        228,598     1,537,347
Invercap S.A............................        138,701       106,603
Maritima de Inversiones S.A.............      4,068,627       610,758
Quemchi S.A.............................        691,164       747,025
Sipsa Sociedad de Inversiones
 Industriales y Pesqueras S.A...........         45,274        25,445
                                                         ------------
                                                            6,478,816
                                                         ------------
 FISHERY-0.56%
Empresas Pesquera Eperva S.A., Class
 A......................................        140,355        47,195

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 FISHERY (CONTINUED)
Pesquera Itata S.A......................      6,094,187  $  1,244,160
Sociedad Pesquera Coloso S.A............      1,593,879     1,071,901
                                                         ------------
                                                            2,363,256
                                                         ------------
 FOOD & BEVERAGES-11.84%
Compania Cervecerias Unidas S.A.........      2,238,304     9,408,027
Compania Cervecerias Unidas S.A. ADR....         41,000       899,438
Distribucion y Servicio.................      5,718,013     6,077,148
Embotelladora Andina S.A., Series A.....      1,681,773     5,756,038
Embotelladora Andina S.A., Series B.....      1,681,773     5,574,269
Embotelladora Arica*....................      6,900,813     6,274,820
Embotelladora Polar S.A.................      6,355,280     7,479,494
Empresas Iansa S.A......................     12,906,344     2,371,407
Supermercados Unimarc S.A...............      5,582,524     2,011,237
Vina Concha y Toro S.A..................      5,750,000     3,659,781
                                                         ------------
                                                           49,511,659
                                                         ------------
 FORESTRY-10.26%
Compania Chilena de Fosforos S.A........        500,585     1,442,781
Compania de Petreoleos de Chile S.A.....      4,923,975    25,308,770
Compania Manufacturera de Papeles y
 Cartones S.A...........................      1,047,197    13,078,959
Forestal Cholguan S.A...................        302,327       209,854
Forestal Terranova S.A..................      1,608,780     1,545,603
Industrias Forestales S.A...............      7,226,602     1,336,492
                                                         ------------
                                                           42,922,459
                                                         ------------
 HEALTH CARE-0.85%
Banmedica S.A...........................      8,266,362     3,573,784
                                                         ------------
 INFRASTRUCTURE-0.90%
Infra Structura 2000*+..................     16,890,487     3,781,611
                                                         ------------
 INSURANCE-0.20%
Compania de Seguros La Prevision Vida
 S.A....................................        818,209       825,382
                                                         ------------
                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 MACHINERY & ELECTRIC-0.23%
Madeco S.A. NPV ADR.....................         38,700  $    948,150
                                                         ------------
 MINING-2.76%
Antofagasta Holdings P.L.C..............      1,338,500    10,249,724
Empresa Minera de Mantos Blancos S.A....        326,098     1,002,535
Minera Lo Valdes Ltda...................         30,415         5,552
Sociedad Punta del Cobre S.A., Class
 A......................................          2,423       279,342
                                                         ------------
                                                           11,537,153
                                                         ------------
 PACKAGING-0.12%
Envases del Pacifico S.A.(b)............        940,909       485,878
                                                         ------------
 PHARMACEUTICALS-2.25%
Laboratorio Chile S.A...................      6,807,296     9,401,213
                                                         ------------
 REAL ESTATE INVESTMENT & MANAGEMENT-1.48%
Parque Arauca S.A.+.....................     10,000,000     6,172,691
                                                         ------------
 RETAIL-2.76%
Santa Isabel S.A........................        278,190       574,621
Sociedad Anonima Comercial e Industrial
 Falabella..............................      9,145,456    10,982,894
                                                         ------------
                                                           11,557,515
                                                         ------------
 SHIPPING-0.67%
Compania Sud Americana de Vapores
 S.A....................................      1,632,577     1,097,926
Puerto de Lirquen S.A...................         76,440        51,407
Puerto Ventanas S.A.....................      1,111,992     1,669,257
                                                         ------------
                                                            2,818,590
                                                         ------------
 STEEL-1.11%
Compania de Aceros del Pacifico S.A.....      1,594,008     4,632,520
                                                         ------------
 TELECOMMUNICATIONS-15.32%
Compania de Telecomunicaciones de Chile
 S.A. ADR...............................         52,700     1,739,100

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................      7,096,737  $ 56,589,809
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................        287,490     1,974,832
Empresa Nacional de Telecomunicaciones
 S.A....................................        520,050     3,759,699
                                                         ------------
                                                           64,063,440
                                                         ------------
 TEXTILES-0.07%
Zalaquett S.A...........................      1,496,767       287,598
                                                         ------------
 TOBACCO-0.33%
Empresas CCT S.A........................        222,137     1,387,189
                                                         ------------
 WHOLESALE-0.04%
Zona Franca de Iquique S.A..............        289,797       155,217
                                                         ------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $145,949,631).........................................   412,566,819
                                                         ------------
 SHORT-TERM INVESTMENTS-1.88%
 CHILEAN MUTUAL FUNDS-1.88%
Fondo Mutuo Banco Santander.............        131,774       481,304
                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 CHILEAN MUTUAL FUNDS (CONTINUED)
Fondo Mutuo Bancredito Redimiento.......         23,474  $    995,081
Fondo Mutuo Corp. Selecto...............        325,977       800,073
Fondo Mutuo Efiliencia Corp.............         88,556       233,294
Fondo Mutuo Operacional BanChile........        230,825     2,709,734
Fondo Mutuo Security Check..............        611,101     2,661,997
                                                         ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $7,830,641).........
                                                            7,881,483
                                                         ------------

TOTAL INVESTMENTS-100.52%
 (Cost $153,780,272) (Notes A,D).......................   420,448,302
LIABILITIES IN EXCESS OF CASH AND OTHER
 ASSETS-(0.52)%........................................    (2,192,995)
                                                         ------------
NET ASSETS-100.00%.....................................  $418,255,307
                                                         ------------
                                                         ------------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
(a)        With an additional 190,233 rights attached, expiring
           07/20/97, with no market value.
(b)        With an additional 292,896 rights attached, expiring
           07/02/97, with no market value.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $153,780,272) (Note A).................     $420,448,302
Cash (Note A)...........................          512,932
Receivables:
  Investments sold......................        3,348,130
  Dividends.............................          110,247
Prepaid expenses........................           51,328
                                             ------------
Total Assets............................      424,470,939
                                             ------------

 LIABILITIES
Payables:
  Investments purchased.................        1,173,127
  Advisory fees (Note B)................        1,100,543
  Administration fees (Note B)..........           48,852
  Other accrued expenses................          312,867
  Chilean repatriation taxes (Note A)...        3,580,243
                                             ------------
Total Liabilities.......................        6,215,632
                                             ------------
NET ASSETS (applicable to 14,060,458
 shares of common stock outstanding)
 (Note C)...............................     $418,255,307
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($418,255,307
  DIVIDED BY 14,060,458)................           $29.75
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 14,060,458 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     14,060
Paid-in capital.........................      115,650,953
Distribution in excess of net investment
 income.................................         (130,257)
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       36,057,625
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................      266,662,926
                                             ------------
Net assets applicable to shares
 outstanding............................     $418,255,307
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  8,437,579
  Interest..............................           97,027
  Less: Foreign taxes withheld..........          (66,493)
                                             ------------
  Total Investment Income...............        8,468,113
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        2,083,838
  Custodian fees........................          278,691
  Administration fees (Note B)..........          139,600
  Accounting fees.......................           75,772
  Audit and legal fees..................           59,919
  Printing..............................           54,631
  Transfer agent fees...................           16,032
  Directors' fees.......................           14,876
  Insurance.............................           13,837
  NYSE listing fees.....................           12,098
  Other.................................           13,119
  Chilean repatriation taxes (Note A)...        3,611,926
                                             ------------
  Total Expenses........................        6,374,339
                                             ------------
  Net Investment Income.................        2,093,774
                                             ------------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       33,628,940
  Foreign currency related
   transactions.........................          (32,670)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......       65,022,494
                                             ------------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................       98,618,764
                                             ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $100,712,538
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six
                                             Months Ended     For the
                                               June 30,     Year Ended
                                                 1997      December 31,
                                             (unaudited)       1996
                                             ---------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $ 2,093,774    $ 6,543,136
  Net realized gain on investments and
   foreign currency related
   transactions.........................      33,596,270      7,273,515
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currencies....      65,022,494    (55,537,675)
                                             ------------  -------------
    Net increase/(decrease) in net
     assets resulting from operations...     100,712,538    (41,721,024)
                                             ------------  -------------
Dividends and distributions to
 shareholders:
  Net investment income.................              --     (6,546,741)
  In excess of net investment income....              --     (2,224,031)
  Net realized gain on investments and
   foreign currency related
   transactions.........................              --     (3,720,788)
                                             ------------  -------------
    Total dividends and distributions to
     shareholders.......................              --    (12,491,560)
                                             ------------  -------------
Capital share transactions (Note C):
  Proceeds from 24,412 shares and 39,128
   shares, respectively, issued in
   reinvestment of dividends............         530,961        948,897
                                             ------------  -------------
    Total increase/(decrease) in net
     assets.............................     101,243,499    (53,263,687)
                                             ------------  -------------

 NET ASSETS
Beginning of period.....................     317,011,808    370,275,495
                                             ------------  -------------
End of period...........................     $418,255,307   $317,011,808
                                             ------------  -------------
                                             ------------  -------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS@
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                  For the
                                 Six Months                                     For the Years Ended
                                   Ended                                           December 31,
                               June 30, 1997      -------------------------------------------------------------------------------
                                (unaudited)          1996         1995        1994+      1993       1992       1991       1990
                               --------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period.......................     $22.59             $26.45       $26.26      $20.13     $15.55     $14.84      $8.72      $7.40
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
Net investment income.........       0.15               0.47         0.65        0.42       0.35       0.39       0.49       0.78
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions.................       7.01              (3.44)        0.41++      6.24       5.96       1.93       7.21       1.17
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
Net increase/(decrease) in net
 assets resulting from
 operations...................       7.16              (2.97)        1.06        6.66       6.31       2.32       7.70       1.95
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
Dividends and distributions to
 shareholders:
  Net investment income.......         --              (0.47)       (0.65)      (0.47)     (0.31)     (0.39)     (0.49)     (0.63)
  In excess of net investment
   income.....................         --              (0.16)          --          --         --         --         --         --
  Net realized gain on
   investments and foreign
   currency related
   transactions...............         --              (0.26)       (0.22)      (0.06)     (0.26)     (1.22)     (1.09)        --
  In excess of net realized
   gains on investments and
   foreign currency related
   transactions...............         --                 --           --          --      (0.16)        --         --         --
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
Total dividends and
 distributions to
 shareholders.................         --              (0.89)       (0.87)      (0.53)     (0.73)     (1.61)     (1.58)     (0.63)
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
Dilution due to capital share
 rights offering..............         --                 --           --          --      (1.00)        --         --         --
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
Net asset value, end of
 period.......................     $29.75             $22.59       $26.45      $26.26     $20.13     $15.55     $14.84      $8.72
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
Market value, end of period...    $26.125            $20.875      $26.000     $23.063    $22.250    $16.563    $11.938     $7.750
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
Total investment return(a)....      25.15%            (16.43)%      16.66%       6.05%     38.82%     53.80%     71.05%      7.07%
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
                               --------------     ----------   ----------   ---------  ---------  ---------  ---------  ---------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................   $418,255           $317,012     $370,275    $367,047   $281,031   $168,580   $160,360    $93,744
Ratio of expenses to average
 net assets(c)................       3.44%(b)           1.96%        1.46%       1.39%      1.72%      2.15%      2.13%      2.04%
Ratio of net investment income
 to average net assets........       1.13%(b)           1.79%        2.39%       1.74%      2.47%      2.17%      3.41%      9.56%
Portfolio turnover rate.......       8.94%              4.82%        2.38%       0.86%     11.29%      6.29%     19.32%     12.63%
Average commission rate per
 share(d).....................    $0.0013            $0.0027           --          --         --         --         --         --

                                      For the
                                      Period
                                September 27, 1989*
                                      through
                                 December 31, 1989

 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period.......................        $6.88**
                                    -------
Net investment income.........         0.02
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions.................         0.67
                                    -------
Net increase/(decrease) in net
 assets resulting from
 operations...................         0.69
                                    -------
Dividends and distributions to
 shareholders:
  Net investment income.......        (0.03)
  In excess of net investment
   income.....................        (0.14)
  Net realized gain on
   investments and foreign
   currency related
   transactions...............           --
  In excess of net realized
   gains on investments and
   foreign currency related
   transactions...............           --
                                    -------
Total dividends and
 distributions to
 shareholders.................        (0.17)
                                    -------
Dilution due to capital share
 rights offering..............           --
                                    -------
Net asset value, end of
 period.......................        $7.40
                                    -------
                                    -------
Market value, end of period...       $7.813
                                    -------
                                    -------
Total investment return(a)....        14.17%
                                    -------
                                    -------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................      $79,494
Ratio of expenses to average
 net assets(c)................         1.98%(b)
Ratio of net investment income
 to average net assets........         1.44%(b)
Portfolio turnover rate.......         2.38%
Average commission rate per
 share(d).....................           --

---------------------------------------------------------------------------
@    Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
*    Commencement of investment operations.
**   Initial public offering price of $7.50 per share less underwriting discount of $0.52 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
++   Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1995.
(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the
     Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Ratios include effect of repatriation taxes. The ratio of expenses to average net assets would have been 1.49% for the six months ended June
     30, 1997; 1.48% for the year ended December 31, 1996; 1.71% for the year ended December 31, 1992; and 1.75% for the year ended December
     31, 1991, respectively, excluding repatriation taxes.
(d)  Disclosure is required for fiscal years beginning on or after
     September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At June 30, 1997, the Fund held 2.40% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,770,611 and fair value of $10,056,431. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1997, the interest rate was 4.9375%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund is subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. The Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities as the Fund does not intend to realize and remit such unrealized gains in the foreseeable future. If all unrealized gains on Chilean securities had been realized and repatriated at June 30, 1997, the Fund would have to pay a repatriation tax of approximately $38,119,561 or $2.71 per share.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.
The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the six months ended June 30, 1997, BEA earned $2,083,838 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended June 30, 1997, BEA was reimbursed $9,917 for administrative services rendered to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services, Celfin is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the six months ended June 30, 1997, these sub-advisory fees amounted to $129,871.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the six months ended June 30, 1997, BSFM earned $98,938 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to BEA, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the six months ended June 30, 1997, the administration fees, supplemental administration fees and accounting fees amounted to $100,367, $30,745 and $3,372, respectively.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 14,060,458 shares outstanding at June 30, 1997, BEA owned 14,615 shares
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1997 was $154,787,705. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $265,660,597, was composed of gross appreciation of $281,477,520 for those investments having an excess of value over cost and gross depreciation of $15,816,923 for those investments having an excess of cost over value.

For the six months ended June 30, 1997, purchases and sales of securities, other than short-term investments, were $33,057,656 and $41,931,338, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The amount outstanding under the credit agreement for the Fund averaged $76,243 with an average interest rate of 8.25% during the six months ended June 30, 1997. The Fund had no amounts outstanding under the credit agreement at June 30, 1997.

--------------------------------------------------------------------------------
   16

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On April 22, 1997, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac                                                                  9,448,082    143,314   4,469,062
William W. Priest, Jr.                                                                9,418,601    172,795   4,469,062
Richard W. Watt                                                                       9,421,657    169,739   4,469,062

In addition to the directors re-elected at the meeting, James J. Cattano and George W. Landau continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                                                                            FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                         ----------  ---------  ---------  ----------
                                                                          9,460,145     54,169     77,082   4,469,062

(3) To approve an amendment to the Fund's investment restrictions to permit the Fund to issue "senior securities" to the extent permitted by the Investment Company Act of 1940, as amended.

                                                                            FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                         ----------  ---------  ---------  ----------
                                                                          4,228,510    663,961    311,189   8,856,798

The Fund did not receive the required votes to approve the above proposal.

(4) To approve an amendment to the Fund's Articles of Incorporation relating to the size of the Board of Directors and the removal of Directors.

                                                                            FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                         ----------  ---------  ---------  ----------
                                                                          8,701,281    581,664    308,451   4,469,062

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Chile Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be

--------------------------------------------------------------------------------
   18
invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1997, BEA managed approximately $31.9 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The First Israel Fund, Inc. (ISL)                      BEA Global Telecommunications
The Indonesia Fund, Inc. (IF)                          Fund
The Portugal Fund, Inc. (PGF)                          BEA High Yield Fund
                                                       BEA International Equity Fund
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

                                                       For shareholder information or a
FIXED INCOME                                           copy of a prospectus for any of
BEA Income Fund, Inc. (FBF)                            the open- end mutual funds,
BEA Strategic Income Fund, Inc. (FBI)                  please call, 1-800-401-2230.
For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet:
                                                       http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director
Dr. Enrique R. Arzac            Director
James J. Cattano                Director

George W. Landau                Director

Paul P. Stamler                 Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Wendy S. Setnicka               Assistant Treasurer

 INVESTMENT ADVISER
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the
shareholders   of  the  Fund  for  their  information.  The  financial
information included  herein is  taken from  the records  of the  Fund without  examination by independent accountants  who do not express an opinion thereon. It  is not a  prospectus, circular or  representation intended  for use in the purchase or sale  of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

--------------------------------------------------------------------------------
                                                                   3911-SAR-6/97